SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                    May 24, 2000



                         Globe Business Resources, Inc.
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             (Exact name of registrant as specified in its charter)


         Ohio                         0-27682                     31-1256641
----------------------------        -----------                ---------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)               Identification
                                                                     No.)


11260 Chester Road , Suite 400, Cincinnati, Ohio                        45246
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   (Address of principal executive offices)                           Zip Code


Registrant's telephone number, including area code  (513) 771-8287


         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

     The Registrant has previously reported on the case of Nicholas Simac vs. Globe, et al. in its Form 10-K filed May 19, 2000. On May 24, 2000, the court granted the defendant's motion to dismiss the case with prejudice. The court also ruled that since the plaintiff had already amended the complaint once in an effort to survive a similar motion, the court would not allow a refiling and third attempt to create a claim. Plaintiffs have a right to appeal until June 24, 2000.

                                              GLOBE BUSINESS RESOURCES, INC.



                                              By:    /s/David D. Hoguet
                                                 -------------------------------
                                                     David D. Hoguet
                                                     Chief Executive Officer

June 1, 2000